UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 23, 2023
Spruce Power Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1875 Lawrence Street, Suite 320 Denver, CO	02135
(Address of principal executive offices)	(Zip Code)
(866) 903-2399
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K that Spruce Power Holding Corporation (the “Company”), filed with the SEC on March 29, 2023 concerning the completion of its acquisition of all outstanding interests in SS Holdings 2017, LLC (the “SS Holdings”), to include the financial information required by Item 9.01(a) and (b) of Form 8-K and to include certain exhibits under Item 9.01(d) of Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(a)Financial Statements of Business Acquired

The audited consolidated financial statements as of and for the year ended November 30, 2022 of SS Holdings and with the accompanying notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein. The consent of SS Holdings independent auditors is attached hereto as Exhibit 23.

(b)Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements and explanatory notes relating to the Company’s acquisition of SS Holdings, as of December 31, 2022, are included as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(b).
(d)Exhibits.

Exhibit Number	Description
23	Consent of Independent Auditor
99.1	Audited consolidated financial statements for SS Holdings as of and for the year ended November 30, 2022
99.2	Unaudited pro forma condensed combined financial statements and explanatory notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: June 07, 2023	By:	/s/ Jonathan M. Norling
	Name:	Jonathan M. Norling
	Title:	Chief Legal Officer
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